UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Phoenix Motor Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION DATED NOVEMBER 6, 2023

PHOENIX MOTOR INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 11, 2023

November [_], 2023

To Our Stockholders:

You are cordially invited to attend our 2023 Annual Stockholders’ Meeting, which will be held at 11:00 a.m. on December 11, 2023 (local time), at the offices of the Company at 1500 Lakeview Loop, Anaheim, CA 92807, for the following purposes:

1.	To elect to the Board of Directors the five directors to serve on our board of directors for a term of one year or until their successors are elected and qualified, for which the following are nominees: Xiaofeng Denton Peng, HoongKhoeng Cheong, John F. Perkowski, Steven E. Stivers and Sam Van.

2.	To ratify the appointment of Marcum Asia CPAs, LLP as our independent registered public accounting firm for the year ending December 31, 2023;

3.	To consider and act upon a non-binding advisory resolution to approve the compensation of our named executive officers; and

4.	To adopt an amendment to the Company’s 2021 Omnibus Equity Incentive Plan (the “2021 Plan” or the “Incentive Plan”)) to increase the total number of shares of common stock (“Common Stock”) authorized for issuance under such plan by 1,800,000 (the “2021 Plan Amendment”);

5.	To approve the potential issuance of shares of Common Stock to to holders of certain convertible notes (“Convertible Notes”) and warrants (“Warrants”) in excess of 19.99% of our outstanding Common Stock pursuant to the Nasdaq Listing Rules (the “Nasdaq Proposal”); and

6.	To consider and transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

Only stockholders of record at the close of business on November 8, 2023 are entitled to notice of, and to vote at, the Annual Meeting.

Please read the Proxy Statement and vote your shares as soon as possible. Your vote is very important. Please complete, sign, date and return the accompanying proxy card, or follow the instructions on the card for voting by telephone or Internet. You may also attend the Annual Meeting and vote in person.

By Order of the Board of Directors,

/s/ Xiaofeng Denton Peng
Xiaofeng Denton Peng
CEO & Chairman of the Board

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON DECEMBER 11, 2023:

This Notice and the accompanying Proxy Statement are first being distributed or made available, as the case may be, on or about November [_], 2023, and the Company’s Proxy Statement for the 2023 Annual Meeting of Stockholders and Annual Report on Form 10-K for the year ended December 31, 2022 are available on our website at https://phoenixmotorcars.com under "Investor Relations - SEC Filings”.

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TABLE OF CONTENTS

PROXY STATEMENT FOR 2023 ANNUAL MEETING OF STOCKHOLDERS	4

QUESTIONS & ANSWERS ABOUT THE ANNUAL MEETING	4

PROPOSAL 1 — ELECTION OF DIRECTORS	9

CORPORATE GOVERNANCE	11

DIRECTOR COMPENSATION	16

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF MARCUM ASIA CPAs, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2023	16

AUDIT COMMITTEE REPORT	17

PROPOSAL 3 — TO CONSIDER AND ACT UPON A NON-BINDING ADVISORY RESOLUTION TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	19

INFORMATION ABOUT OUR EXECUTIVE OFFICERS	20

COMPENSATION OF EXECUTIVE OFFICERS	21

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	23

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	23

DELINQUENT SECTION 16(a) REPORTS	25

PROPOSAL 4 - THE 2021 PLAN AMENDMENT	26

PROPOSAL 5: NASDAQ PROPOSAL	28

OTHER MATTERS	31

HOUSEHOLDING	32

STOCKHOLDER PROPOSALS FOR PRESENTATION AT THE 2024 ANNUAL MEETING	32

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PHOENIX MOTOR INC.

PROXY STATEMENT FOR 2023 ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation of the accompanying proxies on behalf of the Board of Directors (the “Board of Directors”) of Phoenix Motor Inc. (the “Company”, “we”, “our” or “us”) for use at the Company’s 2023 Annual Meeting of Stockholders (the “Annual Meeting”), to be held at 11:00 a.m. on December 11, 2023 at the offices of the Company at 1500 Lakeview Loop, Anaheim, CA 92807, and any adjournments thereof.

QUESTIONS & ANSWERS ABOUT THE ANNUAL MEETING

Why am I receiving these materials?

At the Annual Meeting, holders of our Common Stock will act upon the matters described in the Notice of Meeting accompanying this Proxy Statement, including the election of directors. You are receiving this Proxy Statement and the related form of proxy because you held shares of our Common Stock at the close of business on the Record Date (as defined below), and the Board of Directors of the Company is soliciting your proxy to vote at the Annual Meeting.

You are invited to attend the Annual Meeting to vote on the proposals for which you may vote, as described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may vote your shares as described in further detail under the heading “How do I vote?” below.

When will these materials be mailed?

The notice, this Proxy Statement, and the proxy card for stockholders of record were distributed or made available, as the case may be, beginning on or about November [_], 2023, and the Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 are available on our website at https://phoenixmotorcars.com under “Investor Relations - SEC Filings”.

Who is entitled to vote?

Stockholders of record at the close of business on November 8, 2023 (the “Record Date”) are entitled to vote in person or by proxy at the Annual Meeting. As of the Record Date, there were 21,291,924 shares of our Common Stock outstanding. Each stockholder is entitled to one vote for each share of Common Stock held on the Record Date.

Stockholders do not have cumulative voting rights in the election of directors. For ten days prior to the Annual Meeting during normal business hours, a complete list of all stockholders of record will be available for examination by any stockholder, for any purpose germane to the Annual Meeting, by contacting the Company’s Corporate Secretary at markh@phoenixmotorcars.com for information regarding providing proof of eligibility to view the list. The list of stockholders will also be available at the Annual Meeting.

Who can attend the Annual Meeting?

All stockholders as of the Record Date, or individuals holding their duly appointed proxies, may attend the Annual Meeting. Appointing a proxy in response to our solicitation will not affect a stockholder’s right to attend the Annual Meeting and to vote in person. Please note that if you hold your shares in “street name” (in other words, through a broker, bank, or other nominee), you will need to bring a proxy, executed in your favor, from the holder of record (the broker, bank or other nominee) to gain admittance to the Annual Meeting.

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What is the difference between a stockholder of record and a beneficial owner?

If your shares are registered directly in your name with our transfer agent, VStock Transfer, LLC, then you are a “stockholder of record.” The accompanying proxy card has been provided directly to you by the Company. You may vote by ballot at the Annual Meeting or vote by proxy. To vote by proxy, complete, sign, date and return the enclosed proxy card or follow the instructions on the proxy card for voting by telephone or Internet.

If your shares are held for you by a broker, bank or other nominee (that is, held in “street name”), then you are not a stockholder of record. Rather, the broker, bank or other nominee is the stockholder of record, and you are the “beneficial owner” of the shares. The accompanying voting instruction card has been forwarded to you by the broker, bank or other nominee. If you complete and properly sign the voting instruction card and return it in the appropriate envelope, or follow the instructions on the voting instruction card for voting by telephone or Internet, the broker, bank or other nominee will cause your shares to be voted in accordance with your instructions. If you are a beneficial owner of shares and wish to vote in person at the Annual Meeting, then you must obtain a proxy, executed in your favor, from the holder of record (the broker, bank or other nominee).

What constitutes a quorum?

A majority of the 21,291,924 shares of Common Stock outstanding on the Record Date must be represented, in person or by proxy, to provide a quorum at the Annual Meeting. If you vote, your shares will be part of the quorum. Shares represented by a properly executed proxy card that is marked “ABSTAIN” or returned without voting instructions will be counted as present for the purpose of determining whether the quorum requirement is satisfied. Also, shares held of record by a broker, bank or other nominee who has not received voting instructions from the beneficial owner of the shares and votes on matters without discretionary authority to do so (“broker non-votes”) will be counted as present for quorum purposes. However, although broker non-votes and abstentions are considered as present for purposes of establishing a quorum, we believe broker non-votes and abstentions will not be considered as votes cast for or against a proposal or director nominee. Once a share is represented at the Annual Meeting, it will be deemed present for quorum purposes throughout the Annual Meeting (including any postponement or adjournment thereof unless a new record date is or must be set for such postponement or adjournment).

What is the purpose of the meeting?

The principal purposes of the Annual Meeting are to: (i) elect the five director nominees named in this Proxy Statement to the Company’s Board of Directors, each to serve for a term as described in this Proxy Statement, (ii) ratify the appointment of Marcum Asia CPAs, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023, (iii) consider and act upon a non-binding, advisory resolution to approve the compensation of our named executive officers, (iv) to adopt an amendment to the Company’s 2021 Incentive Plan, (v) to approve the potential issuance of shares of Common Stock to the holders of the Convertible Notes and Warrants in excess of 19.99% of our outstanding Common Stock pursuant to the Nasdaq Listing Rules (the “Nasdaq Proposal”); and (vi) transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

How do I vote?

If you are a holder of record, you can vote either in person at the Annual Meeting or by proxy without attending the Annual Meeting. We urge you to vote by proxy even if you plan to attend the Annual Meeting so that we will know as soon as possible that enough votes will be present for us to hold the meeting. If you attend the meeting and vote in person, your previously submitted proxy will be revoked and will not be counted.

You can vote by proxy using any of the following methods:

•	Voting by Telephone or Internet. If you are a holder of record, you may vote by proxy by using either the telephone or Internet methods of voting. Proxies submitted by telephone or through the Internet must be received by 11:59 p.m., Eastern Time, on December 8, 2023. Please see the proxy card for instructions on how to access the telephone and Internet voting systems.

•	Voting by Proxy Card. Each stockholder of record may vote by completing, signing, dating and promptly returning the accompanying proxy card in the self-addressed stamped envelope provided. When you return a properly executed proxy card, the shares represented by your proxy will be voted as you specify on the proxy card. Your proxy card must be received prior to the Annual Meeting to be counted.

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The proxies named in the enclosed form of proxy and their substitutes will vote the shares represented by the enclosed form of proxy, if the proxy appears to be valid on its face, and, where a choice is specified by means of the ballot on the form of proxy, will vote in accordance with each specification so made.

If you hold your shares in “street name,” you must either direct the broker, bank, or other nominee as to how to vote your shares, or obtain a proxy from the broker, bank, or other nominee, executed in your favor, to vote at the meeting. Please refer to the voter instruction cards provided by your broker, bank, or other nominee for specific instructions on methods of voting, including by telephone or using the Internet.

What does it mean if I receive more than one proxy card?

You will receive separate proxy cards when you own shares in different ways. For example, you may own shares individually, as a joint tenant, in an individual retirement account, in trust or in one or more brokerage accounts. You should complete, sign, date and return each proxy card you receive or follow the telephone or Internet voting instructions on each card. The instructions on each proxy card may differ. Be sure to follow the instructions on each card.

Can I change my vote or instruction?

Yes. If you are a stockholder of record, you may revoke your proxy or change your vote, regardless whether previously submitted by mail or via the Internet or by telephone, by (i) delivering a signed written notice stating that you revoke your proxy to the attention of the Corporate Secretary of the Company, at 1500 Lakeview Loop, Anaheim, CA 92807, that bears a later date than the date of the proxy you want to revoke and is received prior to the Annual Meeting, (ii) submitting a valid, later-dated proxy via the Internet or by telephone before 11:59 p.m., Eastern Time, on December 8, 2023, or by mail that is received prior to the Annual Meeting, or (iii) attending the Annual Meeting (or, if the Annual Meeting is postponed or adjourned, attending the postponed or adjourned meeting) and voting in person, which automatically will cancel any proxy previously given, or revoking your proxy in person, but your attendance alone at the Annual Meeting will not revoke any proxy previously given.

If you hold your shares in “street name” through a broker, bank, or other nominee, you must contact your broker, bank or other nominee to change your vote through new voting instructions or, if you wish to change your vote in person at the Annual Meeting, obtain a written legal proxy from the bank, broker or other nominee to vote your shares.

What happens if I submit a proxy card and do not give specific voting instructions?

If you are a stockholder of record and sign and return the proxy card without indicating your voting instructions, your shares will be voted in accordance with the recommendations of the Board of Directors. With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion. As of the filing date of this Proxy Statement, we did not know of any other matter to be raised at the Annual Meeting.

What happens if I do not submit a proxy card and do not vote by telephone or Internet or do not submit voting instructions to my broker, bank or other nominee?

If you are a stockholder of record and you neither designate a proxy nor attend the Annual Meeting, your shares will not be represented at the meeting. If you are a beneficial owner and do not provide voting instructions to your bank, broker or other nominee, then, under applicable rules, the broker, bank or other nominee that holds your shares in “street name” may generally vote on “routine” matters but cannot vote on “non-routine” maters. If the broker, bank, or other nominee that holds your shares does not receive instructions from you on how to vote your shares on a “non-routine matter”, the broker, bank or other nominee will inform the inspector of election for the Annual Meeting that it does not have the authority to vote on the matter with respect to your shares. This is generally referred to as a “broker non-vote.”

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Which voting matters are considered “routine” or “non-routine”?

We believe that Proposal 1 regarding the election of directors, Proposal 3 regarding the non-binding, advisory resolution to approve the compensation of our named executive officers, Proposal 4 regarding the 2021 Incentive Plan Amendment, and Proposal 5 regarding the stock issuable upon conversion of the Convertible Notes and exercise of the Warrant under the Nasdaq Amendment, are considered “non-routine” matters under applicable rules. Therefore, a broker, bank or other nominee cannot vote on such proposals without voting instructions from the beneficial owners, and there may be broker non-votes in connection with Proposals 1, 3, 4, or 5.

We believe that Proposal 2 concerning the ratification of the appointment of Marcum Asia CPAs, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023, is considered a “routine” matter under applicable rules. Therefore, a broker, bank or other nominee may generally vote on these matters, and there will be no broker non-votes in connection with Proposal 2.

What vote is required to approve each item? How will abstentions and broker non-votes be counted?

With respect to Proposal 1, election of directors, a holder of Common Stock may vote “FOR” the election of each of the nominees proposed by the Board, or “WITHHOLD” authority to vote for one or more of the proposed nominees. The election of a director requires the affirmative vote of a plurality of the votes properly cast on the election of directors at the Annual Meeting. A “plurality” means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be elected at the meeting. As to Proposal 1, proxies marked “WITHHOLD” and broker non-votes will have no impact on the election of directors.

With respect to Proposal 2, ratification of Marcum Asia CPAs, LLP as our independent registered public accounting firm, a holder of Common Stock may vote “FOR” or “AGAINST” ratification or “ABSTAIN” from voting on the proposal. Ratification requires an affirmative vote of holders of a majority of the votes properly cast at the Annual Meeting. Proxies marked “ABSTAIN” will not be considered as votes cast for or against Proposal 2 and will have no effect on the outcome of the proposal.

With respect to Proposal 3, advisory approval of the compensation of our named executive officers, a holder of Common Stock may vote “FOR” or “AGAINST” approval or “ABSTAIN” from voting on the proposal. Approval requires an affirmative vote of holders of a majority of the votes properly cast at the Annual Meeting. Proxies marked “ABSTAIN” and broker non-votes will not be considered as votes cast for or against Proposal 3 and will have no effect on the outcome of the proposal.

With respect to Proposal 4, the 2021 Incentive Plan Amendment, a holder of Common Stock may vote “FOR” or “AGAINST” approval or “ABSTAIN” from voting on the proposal. Approval requires an affirmative vote of holders of a majority of the votes properly cast at the Annual Meeting. Proxies marked “ABSTAIN” and broker non-votes will not be considered as votes cast for or against Proposal 4 and will have no effect on the outcome of the proposal.

With respect to Proposal 5, the stock issuable upon conversion of the Convertible Notes and exercise of the Warrant under the Nasdaq Proposal, a holder of Common Stock may vote “FOR” or “AGAINST” approval or “ABSTAIN” from voting on the proposal. Approval requires an affirmative vote of holders of a majority of the votes properly cast at the Annual Meeting. Proxies marked “ABSTAIN” and broker non-votes will not be considered as votes cast for or against Proposal 5 and will have no effect on the outcome of the proposal.

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What are the Board’s voting recommendations?

The Board recommends a vote “FOR”:

1.	election of each of the five director nominees named in this Proxy Statement to the Board of Directors, each to serve for a term as described in the Proxy Statement;

2.	ratification of the appointment of Marcum Asia CPAs, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023;

3.	approval, on an advisory, non-binding basis, of the compensation of our named executive officers;

4.	approval of the 2021 Incentive Plan Amendment to increase the total number of shares of Common Stock authorized for issuance under such plan by 1,800,000; and

5.	approval of the potential issuance of shares of Common Stock to holders of the Convertible Notes and Warrants in excess of 19.99% of our outstanding Common Stock pursuant to the Nasdaq Listing Rules.

As of the date of this Proxy Statement, it is expected that EdisonFuture, Inc., a Delaware corporation (“Edison Future”) and Palo Alto Clean Tech Holding Limited, a British Virgin Islands company (“PACT”) and certain of our directors will vote “FOR” approval of Proposals 1, 2, and 3. As of the Record Date, EdisonFuture and PACT and their affiliated entities, collectively, are the beneficial owners of 17,500,000 shares of Common Stock, which represents approximately 82.6% of the Company’s outstanding shares of Common Stock. Mr. Denton Peng, the Chairman of our Board and Chief Executive Officer, is also the Chairman and Chief Executive Officer of EdisonFuture and a director of PACT.

Who is paying for the preparation and mailing of the proxy materials and how will solicitations be made?

The Company will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by the Company’s directors, officers or employees in person or by mail, telephone, facsimile or electronic transmission. We do not compensate them for soliciting proxies. We have requested brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to beneficial owners and have agreed to reimburse those institutions for their out-of-pocket expenses.

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PROPOSAL 1 — ELECTION OF DIRECTORS

At this Annual Meeting, five (5) people, comprising the entire membership of the Board, are to be elected. The elected directors will serve until the Company’s next annual meeting of Stockholders and until a successor is elected and qualified. Each of the nominees currently serves on the Board.

The nominees have consented to serve if elected. We expect that the nominees will be available for election, but if they are not candidates at the time the election occurs, such proxy will be voted for the election of another nominee to be designated by the Board to fill any such vacancy.

Based upon the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated: Xiaofeng Denton Peng, HoongKhoeng Cheong, John F. Perkowski, Steven E. Stivers, and Sam Van to stand for election at the Annual Meeting, with each director holding office for a term of one year and until his or her successor has been duly elected and qualified or until his or her earlier death, retirement, resignation, or removal.

Required Vote

The election of a director requires the affirmative vote of a plurality of the votes properly cast on the election of directors at the Annual Meeting. A “plurality” means that the individuals who receive the largest number of votes are elected as directors, up to the maximum number of directors to be elected at the meeting. Therefore, proxies marked “WITHHOLD” and “broker non-votes” will have no impact on the election of directors. Properly executed proxies submitted pursuant to this solicitation will be voted “FOR” the election of the directors marked on the proxy, unless specified otherwise.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF XIAOFENG DENTON PENG, HOONGKHOENG CHEONG, JOHN F. PERKOWSKI, STEVEN E. STIVERS, AND SAM VAN, AS DIRECTORS.

Biographical and certain other information concerning the Company’s nominees for election to the Board is set forth below. We are not aware of any proceedings to which our directors, or any associate of our directors are a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

Name	Age	Position
Xiaofeng Denton Peng	48	Director, Chairman of the Board
HoongKhoeng Cheong	58	Director
John F. Perkowski	75	Independent Director
Steven E. Stivers	58	Independent Director
Sam Van	45	Independent Director

Mr. Xiaofeng Denton Peng has served as our Chairman of the Board of Directors since December 2020. Mr. Peng has served as a director and the executive chairman of the board of directors of SPI Energy Co., Ltd., our largest shareholder, since January 10, 2011 and as the chief executive officer of SPI Energy Co. Ltd. since March 25, 2016. Mr. Peng founded LDK Solar Co., Ltd., or LDK, in July 2005 and is LDK’s chairman of the board and chief executive officer. Prior to founding LDK, Mr. Peng founded Suzhou Liouxin Co., Ltd., or Suzhou Liouxin, in March 1997 and was its chief executive officer until February 2006. Suzhou Liouxin is a leading manufacturer of personal protective equipment in Asia. Mr. Peng graduated from Jiangxi Foreign Trade School with a diploma in international business in 1993 and from Beijing University Guanghua School of Management with an executive Master of Business Administration degree in 2002.

Mr. HoongKhoeng Cheong has served as our director since December 2020. Mr. Cheong has served as chief operating officer of SPI Energy Co., Ltd. since May 2014. Mr. Cheong has more than 20 years of engineering and operation experience in the solar and electronics industries. He served in various management positions in LDK from 2011 to 2014 and he was appointed as the chairman of the Management Board and chief executive officer of Sunways AG, a publicly-listed company in Germany. He previously served as our general manager from 2007 to 2011 and was responsible for PV system design and development as well as the manufacturing of key components for PV modules and racking systems before joining LDK. Prior to joining the solar industry in 2007, Mr. Cheong spent 16 years in the electronics industry responsible for engineering development and manufacturing of liquid crystal display products and he served as the Vice President of Engineering of an affiliate of Flextronics International Ltd. Mr. Cheong holds a Bachelor of Science degree in mechanical engineering from the University of Louisiana and obtained his Master of Science in computer integrated manufacturing from Nanyang Technology University, Singapore in 1997.

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Mr. John F. Perkowski has served as our director since June 2022. Mr. Perkowski is the founder and managing partner of JFP Holdings, a merchant bank focused primarily on transactions in China. From March 2017 to May 2018, Mr. Perkowski served as the Chief Executive Officer of Green4U Technologies, Inc., a Georgia-based company that was founded to meet the growing demand for electric vehicles from taxi sleets, municipalities, military units, logistics companies and individual consumers. From 1994 through 2008, Mr. Perkowski served as the Chairman and Chief Executive Officer of ASIMCO Technologies, a supplier and manufacturer of automotive components headquartered in Beijing, China. From 1973 to 1993, Mr. Perkowski held various positions with PaineWebber. Mr. Perkowski serves on several boards of directors, including the China Advisory Council of Magna International, Inc. and Green4U Technologies, Inc. Mr. Perkowski received his Bachelor of Science degree in American Studies from Yale, and his Masters degree in Business Administration from Harvard Business School. Mr. Perkowski is qualified to serve as a director due to his experience in finance, investment banking, mergers and acquisitions and the automotive industry, including his experience in China, as well as his experience as a director of a U.S. public company.

Mr. Steven E. Stivers has served as our director since June 2022. Former Congressman Stivers is a highly accomplished executive and leader in both the public and private sectors. He currently serves as the President & CEO of the Ohio Chamber of Commerce where he manages a large team and budget dedicated to building economic growth for Ohio’s future. Mr. Stivers was a Member of the U.S. House of Representatives from Ohio’s 15th district from January 2011 to May 2021, where he served on several committees and subcommittees including the House Financial Services Committee. Mr. Stivers was also Chair of the National Republican Congressional Committee from January 2017 to January 2019. Mr. Stivers was a Member of the Ohio Senate from the 15th district from January 2003 to December 2008. Mr. Stivers has been a member of the Ohio National Guard for over 30 years attaining the rank of Major General. Mr. Stivers previously spent a decade in the financial services industry at Banc One and The Ohio Company. Mr. Stivers earned a Bachelor of Arts and Master of Business Administration in business from The Ohio State University and a Master of Arts from the U.S. Army War College.

Mr. Sam Van has served as our director since June 2022. Mr. Van currently serves as a Managing Director and Head of Deltec Investment Advisers Limited, where he leads the effort in U.S. and International Exchange Listing Advisory practice since 2018. In 2019, Mr. Van was entrusted by the U.S. government’s Committee on Foreign Investment in the United States (CFIUS) to serve as co-chair and trustee member to oversee the liquidation of an investment project. Previously, Mr. Van served as an Associate Principal for the Financial Industry Regulatory Authority (FINRA) in various roles from 2012 to 2017, which included Trading and Financial Compliance Examinations, Sales Practice and Financial Risk Oversight & Operational Regulation. During Van’s tenure as Director at the New York Stock Exchange (NYSE) from 2001 to 2011, Mr. Van was responsible for new business development, specializing in the emerging capital markets throughout Asia. Mr. Van secured more than 60 companies on the NYSE with total market capitalization exceeding $7 billion. Mr. Van received his Bachelor of Science in Finance from St. John’s University and his Master of Business Administration from Cornell University.

Family Relationships

There are no family relationships among our executive officers, directors and significant employees.

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CORPORATE GOVERNANCE

Board Diversity

Board Diversity Matrix as of November 8, 2023
Total Number of Directors	6

	Female	Male	Non- Binary	Did not Disclose Gender
Directors		5	–	–
Demographic Information:	–	–	–	–
African American or Black	–	–	–	–
Alaskan or Native American	–	–	–	–
Asian	–	3	–	–
Hispanic or Latinx	–	–	–	–
Native Hawaiian or Pacific Islander	–	–	–	–
White		2	–	–
Two or More Races or Ethnicities	–	–	–	–
LGBTQ+	–
Persons with Disabilities

We recognize the value of diversity at the Board level and believe that our Board currently comprises an appropriate mix of background, diversity and expertise. In particular, our directors, overall, have significant experience in a variety of industries and sectors, including, among others, the automotive industry, the financial industry, and political and diplomatic operations. Although we have no formal separate written policy, our Nominating and Corporate Governance Committee is required under its charter to recommend nominees that ensure sufficient diversity of backgrounds on our Board. We believe that the diversity of our directors enriches our Board by encouraging fresh perspectives and bringing new and valuable insights to the Board.

Board Meetings

During the year ended December 31, 2022, the Board of Directors held 3 meetings. In 2022, no director attended fewer than 75% of the total number of (i) meetings held by the Board of Directors during the period for which he or she was a director and (ii) meetings held by all committees of the Board of Directors on which he or she served (during the period that the director served). Independent members of our Board of Directors also meet in executive session without management present.

“Controlled Company” Status

As discussed under “Security Ownership of Certain Beneficial Owners and Management,” EdisonFuture and PACT and affiliated entities beneficially own approximately 82.6% of our Common Stock as of the Record Date. As a result, we are a “controlled company,” or a company of which more than 50% of the voting power for the election of directors is held by an individual, group or another company, under the Nasdaq Stock Market (“Nasdaq”) rules. “Controlled companies” may elect not to comply with certain Nasdaq corporate governance requirements, including regarding independence of their directors and board committees. Currently, we have not elected to take advantage of these exemptions and are subject to the same governance standards as companies that are not “controlled companies.”

Director Independence

The Board has determined that four of its members are “independent directors” as defined under the applicable rules of Nasdaq and the Securities and Exchange Commission (the “SEC”). The four independent directors currently serving on the Board are John F. Perkowski, Steven E. Stivers and Sam Van. In making its determination of independence, the Board of Directors considered questionnaires completed by directors and any relationships and transactions between the Company and all entities with which the directors are involved. Nasdaq’s listing rules require that the Board of Directors be comprised of a majority of independent directors.

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Board Leadership Structure

Mr. Peng serves as Chairman of the Board of Directors and the Company’s Chief Executive Officer.

The Chairman of the Board typically presides at all meetings of the Board. The Chairman’s role also includes providing feedback on the direction and performance of the Company, setting the agenda of meetings of the Board of Directors and leading the Board of Directors in anticipating and responding to changes in our business.

Our Board of Directors has not established a policy on whether the same person should serve as both the principal executive officer of the Company and the Chairman of the Board or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee. Our Board believes that it should have the flexibility to periodically determine the leadership structure that it believes is best for the Company. Given the specific characteristics and circumstances of the Company, the Board believes that its current leadership structure will enhance and facilitate the implementation of the Company’s business strategy, including effective monitoring and objective evaluation of the Chief Executive Officer’s performance. Mr. Peng has been closely involved in developing the Company’s business strategy and has extensive management experience, including having served as Chairman of the Board since June 2023. The Board believes that these qualities uniquely qualify Mr. Peng to lead and facilitate informed Board discussions about the Company’s policies and operations and enable him to communicate effectively with the Board on strategic developments and other critical matters facing the Company, while also serving as the Chief Executive Officer, Mr. Peng is also responsible for developing the Company’s business strategy and managing its day-to-day leadership and performance.

The Board has not appointed a lead independent director at this time. Currently, the Board consists of six directors, four of whom are independent. All independent directors serve on one or more committees of the Board, are able to closely monitor the activities of the Company and meet in executive sessions without management present to discuss the Company’s business strategy and operations. Given the active involvement of all of the independent directors in the Company’s matters, the Board has determined that a lead independent director is not necessary at this time. Additionally, because the Company’s Chairman is appointed annually by the Company’s non-management directors, such directors are able to evaluate the leadership and performance of the Chairman each year.

Risk Oversight

Our Board is actively involved in oversight of risks that could affect the Company. This oversight is conducted primarily through the three standing committees of the Board, as disclosed in the descriptions of each of the committees herein, and in the charters of each of the committees, but the full Board has retained responsibility for overall supervision of risk management efforts as they relate to the key business risks we face. Management identifies, assesses and manages the risks most critical to our operations and routinely advises our Board regarding those matters. Areas of material risk may include operational, financial, legal and regulatory, human capital, information technology and security, and strategic and reputational risks. Our Board satisfies its oversight responsibility through full reports by each committee chair regarding the applicable committee’s considerations and actions, as well as through regular reports directly from members of management responsible for oversight of particular risks within the Company. The Audit Committee considers and discusses financial risk exposures. The Compensation Committee assesses and monitors whether any of the Company’s compensation policies and programs have the potential to encourage excessive risk-taking. The Nominating and Corporate Governance Committee monitors the effectiveness of the Company’s corporate governance policies and the selection of prospective board members and their qualifications. In addition, Mr. Sam Van, as the chair of the Nominating and Corporate Governance Committee, takes an active role in corporate governance matters. The Board believes that the leadership structure described above facilitates the Board’s oversight of risks because it allows the Board, working through its committees, to participate actively in the oversight of management actions. The Board believes that its role in risk oversight does not affect the Board’s leadership structure.

Like all businesses, we also face threats to our cybersecurity, as we are reliant upon information systems and the internet to conduct our business activities. In light of the pervasive and increasing threat from cyberattacks, the Audit Committee, with input from management, assesses the Company’s cybersecurity and other information technology risks and threats and the measures implemented by the Company to mitigate and prevent cyberattacks, and the Board receives periodic reports on the Company’s cybersecurity program.

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Hedging and Pledging Policy

Under the Company’s Insider Trading Policy, all directors, officers and employees of the Company and its subsidiaries are prohibited from engaging in any hedging transactions involving Company securities or equity securities of any subsidiaries of the Company, holding Company securities in a margin account or pledging Company securities as collateral.

Policy Concerning Director Attendance at Annual Stockholders’ Meetings

There is no formal policy as to Director attendance at annual stockholders’ meetings.

Code of Ethics

We have adopted a code of ethics applicable to all officers, employees and directors of the Company. Our code of ethics has been posted on our corporate website: https://phoenixmotorcars.com under the heading “Governance.”

Board Committees and Committee Member Independence

Our Board of Directors has established an Audit Committee, a Compensation and Management Resources Committee, and a Nominating and Corporate Governance Committee. The composition of each committee as of the date of this Proxy Statement is outlined in the table and footnote below. Our Board of Directors utilizes the Nasdaq rules and independence standards in determining whether its members are independent.

	Audit Committee	Compensation and Management Resources Committee	Nominating and Corporate Governance Committee
John F. Perkowski	C	X	X
Steven E. Stivers	X	C	X
Sam Van	X	X	C

C	–	Indicates committee chair.

The following is a summary of the respective responsibilities of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. The Board of Directors has approved and adopted a written charter for each of the committees listed, copies of which are posted on the Company’s website at www.phoenixmotorcars.com, under the heading “Governance.” The Board of Directors may also establish from time to time any other committees that it deems necessary or desirable. Members serve on these committees until their resignation or until otherwise determined by the Board of Directors.

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Audit Committee

The Audit Committee was appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities with respect to the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the external auditor’s qualifications, independence, and performance, and the performance of the Company’s internal audit function. The Audit Committee consists of John F. Perkowski, Steven E. Stivers and Sam Van. The Audit Committee’s primary duties and responsibilities are to:

•	Oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

•	Identify and monitor the management of the principal risks that could impact the financial reporting of the Company.

•	Monitor the integrity of the Company’s financial reporting process and system of internal controls regarding financial reporting and accounting appropriateness and compliance.

•	Provide oversight of the qualifications, independence and performance of the Company’s external auditors and the appointed actuary.

•	Provide an avenue of communication among the external auditors, the appointed actuary, management and the Board.

•	Review the annual audited and quarterly financial statements with management and the external auditors.

The Audit Committee is also responsible for discussing policies with respect to risk assessment and risk management, including regularly reviewing the Company’s cybersecurity and other information technology risks, controls and procedures and the Company’s plans to mitigate cybersecurity risks and respond to data breaches.

Audit committee members must meet the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the independence requirements of the Nasdaq listing standards and all other applicable rules and regulations. Each member of the Audit Committee is independent and satisfies the applicable requirements for Audit Committee membership under Rule 10A-3 under the Exchange Act and the Nasdaq rules. The Board of Directors has determined that Mr. Perkowski. is the “audit committee financial expert,” as that term is defined in SEC regulations. The Audit Committee held 3 meetings during the year ended December 31, 2022.

Compensation Committee

The primary purpose of the Compensation Committee, (the “Compensation Committee”) is to assist the Board of Directors in discharging its responsibilities with respect to compensation of the Company’s executive officers and subsidiary presidents and to provide recommendations to the Board in connection with directors’ compensation. The Compensation Committee’s primary duties and responsibilities are to:

•	Develop guidelines for and determine the compensation and performance of the executive officers of the Company (in the case of the Chief Executive Officer’s compensation, without the Chief Executive Officer being present).

•	Recommend to the Board incentive and equity-based plans and administer such plans, oversee compliance with the requirements under the Nasdaq listing standards that stockholders of the Company approve equity incentive plans (with limited exceptions under such standards), and approve grants of equity and equity-based awards.

•	Review any recommendations from the Chief Executive Officer with respect to compensation for the other executive officers, including benefits and perquisites, incentive compensation plans and equity-based plans for recommendation to the Board.

•	Oversee risks relating to the Company’s compensation policies, practices and procedures.

•	Review and discuss with management the proxy disclosures regarding executive compensation required to be included in the Company’s proxy statement and periodic reports with the SEC, each in accordance with applicable rules and regulations of the SEC and other authority.

•	Evaluate the results of the stockholder advisory vote on executive compensation when held.

•	Review director compensation levels and practices, and recommend, from time to time, changes in such compensation levels and practices to Board with equity ownership in the Company encouraged.

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The Compensation Committee receives input and recommendations from the Company’s executive officers (except with respect to such executive officer’s own compensation) but is not bound by such recommendations. These recommendations are generally based on each executive officer’s individual performance as well as his knowledge of each executive officer’s job responsibilities, seniority, expected contributions and his understanding of the competitive market for such executives. Each Compensation Committee member is independent and satisfies the applicable requirements for Compensation Committee membership under the Nasdaq rules and is a “non-employee director” as defined in Rule 16b-3 under the Exchange Act.

Nominating and Corporate Governance Committee

The purpose of the Nominating and Corporate Governance Committee (the “Nominating Committee”) is to:

•	Identify, evaluate and recommend individuals qualified to become members of the Board of Directors, consistent with criteria approved by the Board of Directors.

•	Select, or recommend that the Board select the director nominees to stand for election at each annual or special meeting of stockholders of the Company in which directors will be elected or to fill vacancies on the Board.

•	Develop and recommend to the Board a set of corporate governance principles applicable to the Company, as the Committee deems appropriate.

•	Oversee the annual performance evaluation of the Board and its committees and management.

•	Otherwise take a leadership role in shaping and providing oversight of the corporate governance of the Company, including recommending directors eligible to serve on all committees of the Board.

Each Nominating Committee member is independent under the Nasdaq rules. The Nominating Committee held one meeting during the year ended December 31, 2022.

Although the Nominating Committee has not formulated any specific minimum qualifications that the committee believes must be met by a director-nominee that the committee recommends to the Board, the factors it will take into account will include judgement, skill, diversity, experiences with businesses and other organizations of comparable size and scope, the interplay of the candidate’s experience with the experience of other directors, and the extent to which the candidate would be a desirable addition to the Board of Directors and any committees of the Board. The Nominating Committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees and may also seek referrals from other members of the Board, management, stockholders and other sources. Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates, as appropriate. Upon selection of a qualified candidate, the Nominating Committee recommends the candidate for consideration by the full Board.

The Nominating Committee will consider recommendations for directorships submitted by stockholders. Stockholders wishing to propose director candidates for consideration by the Nominating Committee may do so by writing to the Corporate Secretary of the Company and providing the information concerning the nominee and his or her proponent(s) as required by the Company’s By-Laws. The By-Laws set forth further requirements for stockholders wishing to nominate director candidates for consideration at a stockholders’ meeting including, among other things, that a stockholder must give timely written notice of such a nomination to the Corporate Secretary of the Company. Candidates recommended by stockholders will be given the same consideration as all other candidates.

Stockholder Communications with the Board

Stockholders may communicate with the full Board or individual directors by submitting such communications in writing to Phoenix Motor Inc., 1500 Lakeview Loop, Anaheim, CA 92807. The Company’s management will forward such correspondence, as appropriate. Complaints or concerns relating to our financial reporting, accounting, internal accounting controls or auditing will be referred to the Chairman of our Audit Committee.

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DIRECTOR COMPENSATION

Under our director compensation program, we provide compensation to our non-employee directors. Our director compensation program was adopted to remain competitive in attracting and retaining qualified board members and to better align director compensation to other public companies of comparable size to the Company. The following list is the full-year compensation paid to our directors. The Fiscal 2022 Director Compensation table below shows the amounts paid in 2022, which director compensation program went into effect upon our initial public offering and listing on Nasdaq:

•	Each non-employee director receives an annual cash retainer of $20,000;

•	The Chairman of the Audit Committee receives an additional cash retainer of $5,000;

•	Each non-employee director received an annual grant of stock options in 2022 entitling them to purchase 3,750 shares of Common Stock;

•	Each non-employee director will receive reimbursement of reasonable out-of-pocket expenses for attending board and committee meetings.

Compensation of Directors

The following table sets forth information regarding compensation of each director, excluding our executive directors, Xiaofeng Denton Peng, HoongKhoeng Cheong and Liang Lance Zhou, who did not receive compensation in their capacity as executive directors, for fiscal 2022. For more information, see “Compensation of Executive Officers-Summary Compensation Table.”

FISCAL 2022 DIRECTOR COMPENSATION
	Fees			Non-Equity	Nonqualified
	Earned or	Stock	Option	Incentive Plan	Deferred	All Other
	Paid in	Awards	Awards	Compensation	Compensation	Compensation
Name	Cash ($)(1)	($)	($)	($)	Earnings ($)	($)	Total ($)
John F. Perkowski	14,028	—	2,252	—	—	—	16,280
Steven E. Stivers	11,222	—	2,252	—	—	—	13,474
Sam Van	11,222	—	2,252	—	—	—	13,474
Zhenxing Fu	11,222	—	2,252	—	—	—	13,474

1.	In addition to their compensation, directors are reimbursed for travel and other reasonable out-of-pocket expenses related to their attendance at Board or committee meetings, or for other travel on behalf of the Company. These expenses have not been included in the table above.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF MARCUM ASIA CPAs, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2023

At the Annual Meeting, stockholders will be asked to ratify the appointment of Marcum Asia CPAs, LLP (“Marcum Asia”) as our independent registered public accounting firm for the year ending December 31, 2023. The Audit Committee of our Board of Directors has appointed Marcum Asia as our independent registered public accounting firm for the year ending December 31, 2023. Marcum Asia also served as our independent registered public accounting firm for the year ended December 31, 2022 and has served as our independent registered public accounting firm since 2021. If stockholders do not ratify the appointment of Marcum Asia, our Board may consider the selection of other independent registered public accounting firms for the year ending December 31, 2023, but will not be required to do so.

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Stockholder ratification of the appointment of Marcum Asia is not required by our articles of incorporation or our By-Laws. However, our Board of Directors is submitting the appointment of Marcum Asia to the stockholders for ratification as a matter of good corporate governance. Even if the appointment is ratified, our Board of Directors, in its discretion, may direct the appointment of a different independent registered public accounting firm for 2023 if the Board of Directors feels that such a change would be in the best interests of the Company and its stockholders.

We expect that representatives of Marcum Asia will not be present at the Annual Meeting.

Principal Accountant Fees and Services

The consolidated financial statements for the years ended December 31, 2022 and 2021 have been audited by Marcum Asia, our independent registered public accounting firm. Our Audit Committee requires that management obtain the prior approval of the Audit Committee for all audit and permissible non-audit services to be provided by Marcum Asia. Fees for all services provided by Marcum Asia were pre-approved by the Audit Committee.

The following table sets forth the aggregate fees by categories specified below in connection with certain professional services rendered by Marcum Asia CPAs LLP, our current principal external auditors for the periods indicated.

	2022	2021
Audit fees	$285,000	$225,000
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
Total	$285,000	$255,000

(1)	Audit fees consist of fees billed for professional services rendered for the audit and review of our financial statements and services that are normally provided by the above auditors in connection with statutory and regulatory fillings or engagements.

(2)	Audit related fees consist of assurance and related services that are reasonably related to the performance of audit or review of our financial statements related to our SEC filings.

Consistent with the rules of the SEC regarding auditor independence, our Board of Directors is responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. Our Board asks our independent registered public accounting firm to provide a detailed description of its services each year as a basis for its decision-making. The Board evaluates the proposals based on four categories: audit services, audit-related services, tax services, and other services; and determines the proper arrangement for each service according to its judgment as to our needs over the coming year. Our Board pre-approves all audit and non-audit services to be performed by our independent registered public accounting firm. The Board pre-approved 100% of the audit and audit-related services performed by the independent registered public accounting firms described above in fiscal years 2021 and 2022.

AUDIT COMMITTEE REPORT

The following report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall this report be incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its general oversight of the Company’s financial reporting process. The Audit Committee conducted its oversight activities for the Company in accordance with the duties and responsibilities outlined in the Audit Committee charter. The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisers as the Audit Committee deems necessary to carry out its duties and to receive appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance.

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The Company’s management is responsible for the preparation, consistency, integrity and fair presentation of the financial statements, accounting and financial reporting principles, systems of internal control and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The Company’s independent registered public accounting firm, Marcum Asia, is responsible for performing an independent audit of the Company’s financial statements.

The Audit Committee hereby reports as follows:

1.	The Audit Committee has reviewed and discussed the audited financial statements as of and for the year ended December 31, 2022 with management.

2.	The Audit Committee has discussed with Marcum Asia, the Company’s independent auditors for the year ended December 31, 2022, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.

3.	The Audit Committee has received the written disclosures and the letter from Marcum Asia required by applicable requirements of the PCAOB regarding Marcum Asia’s communications with the Audit Committee concerning independence, and has discussed with Marcum Asia its independence.

4.	Based upon the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

John F. Perkowski, Chairman

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In considering the reappointment of Marcum Asia as our independent registered public accounting firm, the Audit Committee considered Marcum Asia’s qualifications, experience, independence, tenure as our independent registered public accounting firm, and its related depth of understanding of our businesses, operations and systems. The Audit Committee and the Board of Directors believe that the continued retention of Marcum Asia as our independent registered public accounting firm is in the best interests of the Company and our stockholders at this time.

Required Vote

Ratification requires an affirmative vote of holders of a majority of Common Stock voted at the Annual Meeting. A holder of Common Stock may vote “FOR” or “AGAINST” approval or “ABSTAIN” from voting on the proposal. Proxies marked “ABSTAIN” will not be considered as votes cast for or against Proposal 2 and will have no effect on the outcome of the proposal. A broker, bank or other nominee who has not been furnished voting instructions from a beneficial owner will be authorized to vote on Proposal 2, as it is a “routine” matter under applicable rules. Therefore, no broker non-votes are expected in connection with this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MARCUM ASIA CPAs, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

PROPOSAL 3 — To consider and act upon a non-binding advisory resolution to approve the compensation of our Named Executive Officers

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, we are asking our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules promulgated by the SEC. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we are asking our stockholders to vote “FOR” the following resolution at our Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s proxy statement pursuant to Item 402 of Regulation S-K, including the compensation tables and accompanying narrative disclosures.”

This advisory say-on-pay vote on executive compensation is not binding on the Board or the Compensation Committee. However, the Board values the opinion of our stockholders and will consider the result of the vote when making future decisions regarding executive compensation. We design our executive compensation programs to implement our core objectives of attracting key leaders, motivating our executives to remain with the Company for long and productive careers, rewarding sustained financial and operating performance and leadership excellence and aligning the long-term interests of our executives with those of our stockholders. The Board believes that the policies and practices described in “Compensation of Executive Officers” are effective in achieving the Company’s goals.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

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Required Vote

Approval requires an affirmative vote of the majority of the votes properly cast at the Annual Meeting. Proxies marked “ABSTAIN” and broker non-votes will not be considered as votes cast for or against Proposal 3 and will have no effect on the outcome of the proposal .

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

Below is biographical information for our executive officers who are not directors. Biographical information regarding Mr. Peng, our Chief Executive Officer and a current director of the Board, can be found in Proposal 1.

Name	Age	Position
Xiaofeng Denton Peng	48	Chief Executive Officer and Chairman of the Board
Wenbing Chris Wang	52	Chief Financial Officer

Xiaofeng Denton Peng, Chairman, Chief Executive Officer, and Director – Biographical information regarding Mr. Peng is provided above under Board Nominees.

Mr. Wenbing Chris Wang has served as our Chief Financial Officer since June 2021. Mr. Wang was the senior vice president of finance of our parent company SPI Energy Co., Ltd (Nasdaq: SPI) and interim CFO of Phoenix Motorcars from November 2020 to June 2021. Prior to joining SPI, Mr. Wang served as Chief Executive Officer of Redwood Group International, a Hong Kong-based merchant bank focused on Greater- China growth and venture opportunities, from February 2017 to November 2020, and a partner with SAIF Xinhuihuang Asset Management Co., Ltd. from December 2018 to March 2020. Prior to that, Mr. Wang served as President of Fushi Copperweld, Inc. (previously NasdaqGS: FSIN) from 2009 to 2016 and its Chief Financial Officer from 2005 to 2010. At Fushi Copperweld, Mr. Wang led the company’s public listing on the Nasdaq and the acquisition of Copperweld Bimetallics in 2007, $290 million in total equity and debt financing from 2005 to 2012, and its $345 million privatization transaction in 2012. Prior to that, Mr. Wang worked for Cornerstone China Opportunities Fund, Redwood Capital, Credit Suisse, VCChina from 1999 to 2005 with progressive responsibilities. Mr. Wang obtained a BSc from the University of Science and Technology Beijing and an MBA degree in Finance and Corporate Accounting from the University of Rochester. Mr. Wang is currently a board member of IT Tech Packaging, Inc. (NYSE/Amex: ITP) starting from October 2009 and Feutune Light Acquisition Corporation (Nasdaq: FLFV) since October 2023.

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COMPENSATION OF EXECUTIVE OFFICERS

Our named executive officers for the fiscal year ended December 31, 2022 include Xiaofeng Denton Peng. Our Executive Chairman, Liang Lance Zhou, our former Chief Executive Officer, Wenbing Chris Wang, our Chief Financial Officer, Tarek Helou, our former Chief Operating Officer, and Joe Mitchell, our former Chief Executive Officer.

With respect to executive compensation, the primary goal of the Compensation Committee is to retain and motivate highly skilled executives by aligning their pay with the Company’s performance and stockholder returns. Our compensation consists primarily of five components: (i) base salary, (ii) a discretionary cash bonus, (iii) equity-based incentive awards, (iv) retirement benefits in the form of Company paid matching and profit sharing contributions to the Company’s 401(k) retirement plan, and (v) premiums paid by the Company on the behalf of our employees for health, dental, life and other ancillary insurance coverage.

Summary Compensation Table

The following Summary Compensation Table summarizes the total compensation accrued for our named executive officers in each of fiscal 2022 and 2021.

	Fiscal Year		Stock and		All other
	Ended	Salary	Options		Compensations
Name and Principal Position	December 31,	($)	Awards($)		($)	Total ($)
Xiaofeng Denton Peng	2022	156,000	235,500	(1)	—	391,500
(Director, Executive Chairman of Board Director)	2021	—	42,000	(1)	—	42,000

Liang Lance Zhou	2022	166,667	274,750	(2)	—	441,417
(Director, Former Chief Executive Officer)	2021	—	—		—	—

Wenbing Chris Wang	2022	200,000	235,500	(3)	—	435,500
(Chief Financial Officer)	2021	25,000	—			25,000

Tarek Helou	2022	200,000	7,850	(4)	—	207,850
(Former Chief Operating Officer)	2021	195,092	—		—	195,092

Joe Mitchell	2022	79,322	75,250	(5)	—	154,572
(Former Chief Executive Officer)	2021	220,635	—		—	220,635

(1)	Consists of 1,050,000 shares of Phoenix’s Common Stock granted in 2021 as a special one-time award in recognition of the work done related to the Business Combination and 150,000 shares of unrestricted stock units granted in 2022 as a special one-time award in recognition of the work done related to our IPO.

(2)	Consists of 350,000 shares of Phoenix’s Common Stock under its 2021 Stock Plan, which options vest over four years, provided Dr. Zhou remains in continuous service with Phoenix during the vesting period, with 25% vesting on each of the first, second, third and fourth anniversary of the grant date, exercisable at $1.72 per share and expiring 10 years from the grant date and 175,000 shares of unrestricted stock units as a special one-time award in recognition of the work done related to our IPO. Mr. Peng replaced Dr. Zhou as our CEO in June 2023.

(3)	Consists of 125,000 shares of Phoenix’s Common Stock under its 2021 Stock Plan, which options vest over four years, provided Mr. Wang remains in continuous service with us during the vesting period, with 25% vesting on each of the first, second, third and fourth anniversary of the grant date, exercisable at $1.72 per share and expiring 10 years from the date of grant and 150,000 shares of unrestricted stock units as a special one-time award in recognition of the work done related to our IPO.

(4)	Consists of 137,500 shares of Phoenix’s Common Stock under its 2021 Stock Plan, which options vest over four years, provided Mr. Helou remains in continuous service with us during the vesting period, with 25% vesting on each of the first, second, third and fourth anniversary of the grant date, exercisable at $1.72 per share and expiring 10 years from the date of grant and 5,000 shares of unrestricted stock units as a special one-time award in recognition of the work done related to our IPO. On June 16, 2023, Mr. Helou resigned from the Company.

(5)	Consists of 43,750 shares of Phoenix’s Common Stock, which was vested and exercised at $1.72 per share in the year of 2022. On March 31, 2022, Mr. Mitchell resigned from the company.

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Employment Agreements

We have entered into at-will employment agreements with each of our current executive officers. These employment agreements became effective on the signing date and will remain effective through 2023. We may terminate an executive officer’s employment for cause for certain acts of the officer, including, but not limited to, conviction of a felony, any act involving moral turpitude, or a misdemeanor where imprisonment is imposed; commission of any act of theft, fraud, dishonesty, or falsification of any employment or Company records; improper disclosure of the Company’s confidential or proprietary information; any action that has a detrimental effect on the Company’s reputation or business; or failure to perform agreed duties. We may also terminate an executive officer’s employment without cause. Each of us or the relevant executive officer may terminate the employment by giving advance written notice. We may renew the employment agreements with our executive officers.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth, for each named executive officer, information regarding unexercised stock options, unvested stock awards, and equity incentive plan awards outstanding as of December 31, 2022.

OUTSTANDING EQUITY AWARDS AT 2022 FISCAL YEAR END
	OPTION AWARDS					STOCK AWARDS
Equity
								Equity	Incentive Plan
								Incentive Plan	Awards:
								Awards:	Market or
								Number	Payout
			Equity					of	Value of
			Incentive				Market	Unearned	Unearned
			Plan			Number	Value of	Shares,	Shares,
			Awards:			of Shares	Shares or	Units or	Units or
	Number of	Number of	Number of			or Units	Units of	Other	Other
	Securities	Securities	Securities			of Stock	Stock	Rights	Rights
	Underlying	Underlying	Underlying			That	That	That	That
	Unexercised	Unexercised	Unexercised	Option	Option	Have Not	Have Not	Have Not	Have Not
	Options(#)	Options(#)	Unearned	exercise	Expiration	Vested	Vested	Vested	Vested
Name	Exercisable	Unexercisable	Option(#)	Price($)	Date	(#)	($)	($)	($)
Liang Lance Zhou, Former CEO	—	—	350,000	1.72	3/24/2032	—	—	—	—

Wenbing Chris Wang, CFO	31,250	—	93,750	1.72	3/30/2031	—	—	—	—

Tarek Helou, Forner COO	34,375	—	103,125	1.72	3/30/2031	—	—	—	—

Compensation Committee Interlocks and Insider Participation

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

Pension Benefits

None of our named executive officers participate in or have account balances in qualified or nonqualified defined benefit plans sponsored by it.

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Nonqualified Deferred Compensation

None of our named executive officers participate in or have account balances in nonqualified defined contribution plans or other deferred compensation plans maintained by it.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the year ended December 31, 2022, prior to our initial public offering and listing on Nasdaq, SPI Energy Co., Ltd (SPI), the then parent company of Phoenix, made a loan to Phoenix with aggregate principal amount of $1.7 million to the Company to support the Company’s business. The loan is due on demand and bears no interest. The Company used a portion of the IPO proceeds to repay the $1.7 million related party loans in 2022.

During the year ended December 31, 2022, the Group paid $0.1 million withholding payroll taxes on behalf of SPI, and this amount due from related party was fully repaid to the Group as of December 31, 2022.

During the year ended December 31, 2022, the Company sold forklifts in amount of $0.2 million to SolarJuice Co., Ltd., a subsidiary of SPI. The amount due from related party was $0.2 million as of December 31, 2022.

Except for the stock option grants outlined in the table above, there was no other related party transaction for the year ended December 31, 2021.

Related Party Policy

Our Audit Committee has adopted an internal policy regarding the identification, review, consideration and oversight of any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any “related party” are participants. Transactions involving compensation for services provided to us as an employee, director, consultant or similar capacity by a related person are not covered. A related party is any executive officer, director or a holder of more than five percent of our shares of Common Stock, including any of their immediate family members and any entity owned or controlled by such persons.

Under our policy, where a transaction has been identified as a related party transaction, management must present information regarding the proposed related party transaction to the Audit Committee of our Board of Directors for review. The presentation must include a description of, among other things, the material facts, the direct and indirect interests of the related parties, the benefits of the transaction to us and whether any alternative transactions are available. To identify related party transactions in advance, we rely on information supplied by our executive officers, directors and certain significant shareholders. In considering related party transactions, the Audit Committee of our Board of Directors takes into account the relevant available facts and circumstances including, but not limited to the risks, costs and benefits to us; the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated; the terms of the transaction; the availability of other sources for comparable services or products; and the terms available to or from, as the case may be, unrelated third parties or to or from our employees generally. In the event a director has an interest in the proposed transaction, the director must excuse himself or herself from the deliberations and approval.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

•	The following table sets forth certain information with respect to holdings of our Common Stock by stockholders who beneficially owned more than 5% of the outstanding shares of our Common Stock, and

•	each of our directors, each of our named executive officers and all directors and executive officers as a group as of the Record Date, unless otherwise indicated.

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The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. Applicable percentage ownership is based on 21,291,924 shares of Common Stock outstanding as of the Record Date. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options, restricted stock units or other rights held by such person that are currently exercisable or will become exercisable or will vest within 60 days of the Record Date are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed below is c/o Phoenix Motor Inc., 1500 Lakeview Loop, Anaheim, CA 92807. We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

Beneficial Ownership Table

	Shares	Percentage
	Beneficially	Beneficially
Name of Beneficial Owner	Owned	Owned
5% Holders
EdisonFuture, Inc.(1)	5,500,000	25.83%
Palo Alto Clean Tech Holding Limited (2)	12,000,000	56.36%
Xiaofeng Denton Peng, Chairman of the Board and Chief Executive Officer (3)	1,200,000	5.4%

Directors and Named Executive Officers (not otherwise included above):
Wenbing Chris Wang, Chief Financial Officer	181,250	0.9%
HoongKhoeng Cheong, Director	6,250	0.0%
Tarek Helou, Former Chief Operating Officer	39,375	0.2%
Liang Lance Zhou, Director and Former Chief Executive Officer	175,000	0.8%
John. F Perkowski, Independent Director	2,813	0.0%
Steven E. Stivers, Independent Director	2,813	0.0%
Sam Van, Independent Director	2,813	0.0%
Zhenxing Fu, Independent Director	2,813	0.0%
All Directors and Executive Officers as a Group (4)	413,125	1.9%

(1)	Consists of 5,500,000 shares of Common Stock held by EdisonFuture, Inc., a Delaware corporation wholly owned by SPI Solar, Inc., a wholly owned subsidiary of SPI Energy Co., Ltd., which is a Cayman Islands company listed on Nasdaq. The principal address of SPI Solar, Inc. is at 803 Urbani Avenue, McClellan Park, CA 95652. Our Chairman and CEO, Xiaofeng Denton Peng, is also the sole director of EdisonFuture, Inc., and is the chairman and principal shareholder (owning 18.82%) of SPI Energy Co., Ltd. Mr. Peng’s business address is also at 803 Urbani Avenue, McClellan Park, CA 95652. This table does not include Mr. Peng’s indirect beneficial ownership of our shares of Common Stock through his ownership in SPI Energy Co., Ltd.

(2)	Consists of 12,000,000 shares of Common Stock held by Palo Alto Clean Tech Holding Limited, a British Virgin Islands company. Our Chairman, and CEO Xiaofeng Denton Peng, is also director of by Palo Alto Clean Tech Holding Limited. The business address of Palo Alto Clean Tech Holding Limited is 740 Mayview Avenue, Palo Alto, CA 94303.

(3)	Consists of 150,000 shares of Common Stock and options to purchase 1,050,000 shares of Common Stock owned by Mr. Peng.

(4)	Consists of an aggregate of 330,000 shares of Common Stock and options to purchase an aggregate of 83,125 shares of Common Stock.

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DELINQUENT SECTION 16(a) REPORTS

Under Section 16(a) of the Exchange Act, our executive officers, directors, and persons who own greater than 10% of our Common Stock (the “Section 16 Reporting Persons”) of the Company must file a Form 4 reporting the acquisition or disposition of the Company’s equity securities with the SEC no later than the end of the second business day after the day the transaction occurred unless certain exceptions apply. Transactions not reported on Form 4 must be reported on Form 5 within 45 days after the end of the Company’s fiscal year. Such persons must also file initial reports of ownership on Form 3 upon becoming an executive officer, director, or greater-than-10% stockholder. Based solely on our review of the copies of such reports and representations that no other reports were required, we believe that all Section 16 filing requirements applicable to our Section 16 Reporting Persons were timely complied with during 2022.

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PROPOSAL 4 - THE 2021 PLAN AMENDMENT

APPROVAL OF AMENDMENT TO THE PHOENIX MOTOR INC.

2021 OMNIBUS EQUITY INCENTIVE PLAN

The Board is seeking the approval of our stockholders of an amendment to the Phoenix Motor Inc. 2021 Omnibus Equity Incentive Plan (the “Plan”), which was adopted by our board of directors, subject to stockholder approval (the “Amendment”). The Plan was originally approved by our board of directors and stockholders on November 22, 2021. Under the Plan as originally adopted, we reserved shares equal to 10% of our outstanding shares of our Common Stock on a fully-diluted basis for issuance as awards under the Plan, which amount was 1,960,000 shares. Since the adoption of the Plan, 1,527,500 award grants have been issued. As of November 8, 2023, there were 432,500 shares remaining available for future issuance as awards under the Plan. The Amendment would further increase the number of shares of Common Stock available for issuance pursuant to awards under the Plan by an additional 1,800,000, to a total of 2,232,500 shares of our Common Stock available for future issuance as awards.

We believe that operation of the Plan is a necessary and powerful tool in enabling us to attract and retain the best available personnel for positions of substantial responsibility; to provide additional incentive to key employees, key contractors, and non-employee directors; and to promote the success of our business. The Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of such employees, contractors, and directors to a changing business environment, after giving due consideration to competitive conditions and the impact of federal tax laws. We have strived to use our Plan resources effectively and to maintain an appropriate balance between stockholder interests and the ability to recruit and retain valuable employees. However, we believe there is an insufficient number of shares remaining under our Plan to meet our current and projected needs. Accordingly, it is the judgment of our board of directors that the Amendment is in the best interest of the Company and its stockholders. We believe that the Amendment, which increases the number of shares of Common Stock available for issuance pursuant to awards under the Plan, reflects best practices in our industry and is appropriate to permit the grant of equity awards at expected levels for the future.

Summary of the Proposed Amendment

Our board of directors adopted the Amendment, subject to stockholder approval, to increase the number of shares of our Common Stock available for future issuance pursuant to awards under the Plan by an additional by 1,800,000, to a total of 2,232,500 shares of our Common Stock.

The specific 2021 Plan Amendment to Section 2.2, which is attached hereto as Appendix A, is set forth below:

Section 2.2          “Aggregate Number of Shares Available for Awards” shall mean 10% of the Company’s outstanding Shares on a fully diluted basis, plus 1,800,000 Shares.

Except for the specific Amendment, the 2021 Plan remains in force and unmodified.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT.

Description of the Plan

Our board of directors and stockholders have adopted and approved the 2021 Omnibus Equity Incentive Plan (the “2021 Plan”). The 2021 Plan is a comprehensive incentive compensation plan under which we can grant equity-based and other incentive awards to our officers, employees, directors, consultants and advisers. The purpose of the 2021 Plan is to help us attract, motivate and retain such persons with awards under the 2021 Plan and thereby enhance shareholder value.

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Administration. The 2021 Plan is administered by the board, and upon consummation of this offering will be administered by a committee of the board, which shall consist of two of more members of the board, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act and independent” for purposes of any applicable listing requirements. Among other things, the committee has complete discretion, subject to the express limits of the 2021 Plan, to determine the directors, employees and nonemployee consultants to be granted an award, the type of award to be granted the terms and conditions of the award, the form of payment to be made and/or the number of shares of Common Stock subject to each award, the exercise price of each option and base price of each stock appreciation right (“SAR”), the term of each award, the vesting schedule for an award, whether to accelerate vesting, the value of the Common Stock underlying the award, and the required withholding, if any. The compensation committee may amend, modify or terminate any outstanding award, provided that the participant’s consent to such action is required if the action would impair the participant’s rights or entitlements with respect to that award. The compensation committee is also authorized to construe the award agreements, and may prescribe rules relating to the 2021 Plan. Notwithstanding the foregoing, the compensation committee does not have any authority to grant or modify an award under the 2021 Plan with terms or conditions that would cause the grant, vesting or exercise thereof to be considered nonqualified “deferred compensation” subject to Code Section 409A.

Grant of Awards; Shares Available for Awards. The 2021 Plan provides for the grant of stock options, SARs, performance share awards, performance unit awards, distribution equivalent right awards, restricted stock awards, restricted stock unit awards and unrestricted stock awards to non-employee directors, officers, employees and nonemployee consultants of Phoenix or its affiliates. The aggregate number of shares of Common Stock that may be issued under the 2021 Plan shall be equal to ten percent (10%) of the issued and outstanding shares of Common Stock on a fully diluted basis. Shares shall be deemed to have been issued under the 2021 Plan solely to the extent actually issued and delivered pursuant to an award. If any award expires, is cancelled, or terminates unexercised or is forfeited, the number of shares subject thereto is again available

Stock Options. The 2021 Plan provides for either “incentive stock options” (“ISOs”), which are intended to meet the requirements for special federal income tax treatment under the Code, or “nonqualified stock options” (“NQSOs”). Stock options may be granted on such terms and conditions as the compensation committee may determine; provided, however, that the per share exercise price under a stock option may not be less than the fair market value of a share of Common Stock on the date of grant and the term of the stock option may not exceed 10 years (110% of such value and five years in the case of an ISO granted to an employee who owns (or is deemed to own) more than 10% of the total combined voting power of all classes of capital stock of our Company or a parent or subsidiary of our Company). ISOs may only be granted to employees. In addition, the aggregate fair market value of Common Stock covered by one or more ISOs (determined at the time of grant), which are exercisable for the first time by an employee during any calendar year may not exceed 100,000. Any excess is treated as a NQSO.

Stock Appreciation Rights. A SAR entitles the participant, upon exercise, to receive an amount, in cash or stock or a combination thereof, equal to the increase in the fair market value of the underlying Common Stock between the date of grant and the date of exercise. SARs may be granted in tandem with, or independently of, stock options granted under the 2021 Plan. A SAR granted in tandem with a stock option (i) is exercisable only at such times, and to the extent, that the related stock option is exercisable in accordance with the procedure for exercise of the related stock option; (ii) terminates upon termination or exercise of the related stock option (likewise, the Common Stock option granted in tandem with a SAR terminates upon exercise of the SAR); (iii) is transferable only with the related stock option; and (iv) if the related stock option is an ISO, may be exercised only when the value of the stock subject to the stock option exceeds the exercise price of the stock option. A SAR that is not granted in tandem with a stock option is exercisable at such times as the compensation committee may specify.

Performance Shares and Performance Unit Awards. Performance share and performance unit awards entitle the participant to receive cash or shares of Common Stock upon the attainment of specified performance goals. In the case of performance units, the right to acquire the units is denominated in cash values.

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Distribution Equivalent Right Awards. A distribution equivalent right award entitles the participant to receive bookkeeping credits, cash payments and/or Common Stock distributions equal in amount to the distributions that would have been made to the participant had the participant held a specified number of shares of Common Stock during the period the participant held the distribution equivalent right. A distribution equivalent right may be awarded as a component of another award under the 2021 Plan, where, if so awarded, such distribution equivalent right will expire or be forfeited by the participant under the same conditions as under such other award.

Restricted Stock Awards and Restricted Stock Unit Awards. A restricted stock award is a grant or sale of Common Stock to the participant, subject to our right to repurchase all or part of the shares at their purchase price (or to require forfeiture of such shares if issued to the participant at no cost) in the event that conditions specified by the compensation committee in the award are not satisfied prior to the end of the time period during which the shares subject to the award may be repurchased by or forfeited to us. Our restricted stock unit entitles the participant to receive a cash payment equal to the fair market value of a share of Common Stock for each restricted stock unit subject to such restricted stock unit award, if the participant satisfies the applicable vesting requirement.

Unrestricted Stock Awards. An unrestricted stock award is a grant or sale of shares of our Common Stock to the participant that is not subject to transfer, forfeiture or other restrictions, in consideration for past services rendered to Phoenix or an affiliate or for other valid consideration.

Change-in-Control Provisions. In connection with the grant of an award, the compensation committee may provide that, in the event of a change in control, such award will become fully vested and immediately exercisable.

Amendment and Termination. The compensation committee may adopt, amend and rescind rules relating to the administration of the 2021 Plan, and amend, suspend or terminate the 2021 Plan, but no such amendment or termination will be made that materially and adversely impairs the rights of any participant with respect to any award received thereby under the 2021 Plan without the participant’s consent, other than amendments that are necessary to permit the granting of awards in compliance with applicable laws. We have attempted to structure the 2021 Plan so that remuneration attributable to stock options and other awards will not be subject to the deduction limitation contained in Code Section 162(m).

PROPOSAL 5: NASDAQ PROPOSAL

APPROVAL OF THE POTENTIAL ISSUANCE OF SHARES OF COMMON STOCK TO HOLDER OF OUR CONVERTIBLE NOTES AND WARRANTS IN EXCESS OF 19.99% OF OUR OUTSTANDING COMMON STOCK PURSUANT TO NASDAQ LISTING RULES

Our Board is seeking the approval of our stockholders of the potential issuance of shares of our Common Stock to the holder of the Convertible Notes and Warrants in excess of 19.99% of our outstanding Common Stock pursuant to the Nasdaq Listing Rules.

Background and Description of the Proposal

Securities Purchase Agreement

On October 26, 2023, the Company entered into that certain First Amendment (the “Amendment”) to the Securities Purchase Agreement dated as of June 23, 2023 (the “Original SPA” and together with the Amendment, the “SPA”), with a certain accredited investor named therein (the “Investor”), In addition to the Amendment, on October 26, 2023 the Company agreed to issue and sell, in a private placement, subject to the satisfaction of certain closing conditions, an additional $1.75 million of principal amount (the “Subsequent Tranche”) of the Company’s unsecured senior convertible promissory note issued on June 23, 2023 (the “Original Note”). On June 23, 2023, the Company had previously issued $1.6 million of principal amount of pursuant to the Original Note, which provided that the Company may issue up to an aggregate of $5.1 million of principal amount under the Original Note. Accordingly, after the Subsequent Tranche, $1.75 million of principal amount of the Original Note remains available to be funded over additional closings at the discretion of the Investor during the 36 months following the date of the Original SPA, after the satisfaction or waiver of the applicable closing conditions. Additionally, pursuant to the Amendment, under the SPA the “Funding Amount” was increased to an aggregate principal amount equal to no greater than $9,666,500, and the total principal amount was increased to be no greater than $10,564,481, to be reduced by the original issue discount of 8.5% and amounts previously advanced under the Original Note.

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Senior Unsecured Convertible Notes

The Convertible Notes are subject to an original issue discount of 8.5%, and are convertible into shares of Common Stock of the Company at a conversion price (the “Conversion Price”) equal to the greater of (x) $0.60 (the “Floor Price”) and (y) 87.5% of the lowest daily VWAP (as defined in the SPA) in the seven (7) trading days prior to the applicable conversion date (the “Variable Price”), subject to certain adjustments including full ratchet anti-dilution price protection, as set forth in the Convertible Notes. Notwithstanding the foregoing, automatically following an Event of Default (as defined in the Convertible Notes and further described below), without the requirement of the holder to provide notice to the Company, and subject to the provisions relating to the Nasdaq 19.99% Cap (as defined below), the Conversion Price is equal to the lesser of the (x) Floor Price and (y) the Variable Price. In respect of any conversion where the Variable Price is less than the Floor Price (the “Alternative Conversion”), the Company will pay to the holder either in cash, or subject to the Nasdaq 19.99% Cap, in shares of Common Stock equal to such conversion amount or interests, divided by the applicable Variable Price.

Each Convertible Note matures on the date that is 18 months after the date of original issuance for each applicable closing. The existing Convertible Notes in the aggregate of $3,350,000 will mature and be due in full of $1,600,000 on December 23, 2023 and $1,750,000 on April 26, 2026.

The Convertible Notes accrue interest at the Prime Rate (as defined in the Notes) plus 4.75% per annum in cash, or the Prime Rate plus 7.75% per annum if interest is paid in shares of Common Stock. Interest is required to be paid on the Convertible Notes on the last Trading Day of each fiscal quarter of the Company; provided that if the Equity Conditions hereunder are not satisfied, then the Maker shall be required to make such payment of interest in cash, which requirement may be waived by the Holder in its sole discretion. From and after the occurrence and during the continuance of any Event of Default, the Interest Rate shall automatically be increased to the lesser of (x) eighteen percent (18%) per annum, or (y) the maximum rate permitted under applicable law (the “Default Rate”).

In the event that the Company in its sole discretion determines to make the interest payments in shares of Common Stock and the price per share is equal to the Floor Price, or in the event that the Exercise Price is reduced to the Floor Price due to the “full ratchet” anti-dilution provisions of the Warrants, or if an Event of Default has occurred the Alternative Conversion rate is applicable, the number of shares of Common Stock to be issued would be substantially greater than the number of shares into which the Convertible Notes is initially convertible and/or the Warrants are initially exercisable.

The Company may, from time to time, prepay the principal amount owing under the Notes, subject to a 30% prepayment premium, so long as the Company provides at least 30 business days’ prior written notice to the holder of such prepayment.

Subject to additional shares being issued to pay interest payments in shares of Common Stock, “full ratchet” anti-dilution price protection and default provisions described above, the Convertible Notes are initially convertible into up to 5,583,333  shares of our Common Stock at the Conversion Price. Under the Amendment, the Company agreed with the Investor to register 200% of the maximum number of shares of Common Stock issuable upon conversion of the Convertible Notes.

Warrants

The Warrants are exercisable for Warrant Shares immediately at an exercise price of $1.30 per share (the “Exercise Price”) and expire six years from the date of issuance, which was October 26, 2023. The Exercise Price and the number of Warrant Shares issuable upon exercise of the Warrants are subject to customary adjustments for stock dividends, stock splits, reclassifications and the like, and subject to price-based adjustment, on a “full ratchet” basis, in the event of any issuances of Common Stock, or securities convertible, exercisable or exchangeable for Common Stock, at a price below the then-applicable Exercise Price (subject to certain exceptions). Upon any such price-based adjustment to the Exercise Price, the number of Warrant Shares issuable upon exercise of the Warrants will be increased proportionately. Any reduction in the Exercise Price will result in an increased number of shares of Common Stock being issuable upon the exercise of the Warrants and additional dilution to existing investors. The Warrants may be exercised for cash, provided that, if there is no effective registration statement available registering the exercise of the Warrants by October 26, 2024, the Warrants may be exercised on a cashless basis. Subject to additional shares being issued to cover full ratchet” anti-dilution price protection and default provisions described above, the Warrants are exercisable into up to 1,500,000 shares of our Common Stock at the initial Exercise Price. Under the Amendment, the Company agreed with the Investor to register 200% of the maximum number of shares of Common Stock issuable upon exercise of the Warrants.

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Under the Convertible Notes and Warrants, the Investor and the Company agreed that the total cumulative number of shares of Common Stock issued to such Investor may not exceed the requirements of Nasdaq Listing Rule 5635(d) (the “Nasdaq 19.99% Cap”). In addition, each Investor will not be entitled to receive shares of Common Stock upon conversion of the Notes to the extent that such conversion would cause the holder to become a “beneficial owner” (within the meaning of Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) which ownership exceeds 4.99%.

Pursuant to the SPA, the Company is required to hold one special meeting of stockholders no later than December 31, 2023 (which may also be at the annual meeting of stockholders) to obtain stockholder approval, as is required by the Nasdaq listing rules, with respect to the issuance of any shares of Common Stock in excess of 19.99% of the issued and outstanding shares of Common Stock upon conversion of the Convertible Notes and exercise of the Warrants being issued to the Investor pursuant to the SPA.

The Convertible Notes and Warrants were offered and sold in reliance upon exemptions from registration pursuant to Section 4(a)(2) of the Securities Act.

NASDAQ Listing Requirements and the Necessity of Stockholder Approval

The Company is subject to the NASDAQ Listing Rules because our Common Stock is currently listed on NASDAQ. The issuance of shares of our Common Stock in connection with the SPA and the Convertible Notes and Warrant implicate certain of the NASDAQ listing standards requiring prior stockholder approval in order to maintain our listing on NASDAQ, as follows:

•	NASDAQ Listing Rule 5635(b) requires stockholder approval when any issuance or potential issuance will result in a “change of control” of the issuer (which may be deemed to occur if after a transaction a single investor or affiliated investor group acquires, or has the right to acquire, as little as 20% of the Common Stock (or securities convertible into or exercisable for Common Stock) or voting power of the issuer and such ownership would be the largest ownership position of the issuer).

For the purposes of this rule, the Investor may be deemed to be the controlling stockholder following the conversion of the Convertible Notes. Stockholders should note that a “change of control” as described under Rule 5635(b) applies only with respect to the application of such rule, and does not necessarily constitute a “change of control” for purposes of Delaware law, our organizational documents, or any other purpose.

•	NASDAQ Listing Rule 5635(d) requires us to obtain stockholder approval prior to the issuance of securities in connection with a transaction, other than a public offering, involving the sale, issuance or potential issuance by us of more than 19.99% of our outstanding shares of our Common Stock (or securities convertible into or exercisable for shares of our Common Stock) at a price less than the lower of (i) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement, or (ii) the average closing price of the Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement (the “Nasdaq 20% Rule”).

Under the Nasdaq 20% Rule, in no event may we issue or sell to the holders of the Convertible Notes and Warrants under the SPA more than the Nasdaq 19.99% Cap unless (i) we obtain stockholder approval to issue shares of Common Stock in excess of the Nasdaq 19.99% Cap or (ii) the average price of all applicable issuances or sales of Common Stock to the holders of the Convertible Notes and Warrant under the SPA equals or exceeds the lesser of the closing price of our Common Stock immediately prior to the date that the SPA is executed or the average closing price of our Common Stock for the 5 trading days immediately prior to the date the SPA is executed, such that issuances and sales of the Common Stock to the holders of the Convertible Notes and Warrants under the SPA would be exempt from the Nasdaq 19.99% Cap limitation under applicable Nasdaq rules. In any event, the SPA specifically provides that we may not issue or sell any shares of our Common Stock under the SPA if such issuance or sale would breach any applicable Nasdaq rules.

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As a result of the Conversion Price and certain potential anti-dilution adjustments to the Conversion Price under the Convertible Notes and the Exercise Price of the Warrants, the issuance of our Common Stock upon conversion of the Convertible Notes and exercise of the Warrants pursuant to the SPA will be at a discount to the market value of our Common Stock within the meaning of NASDAQ Listing Rules 5635(b) and 5635(d). Accordingly, we are seeking stockholder approval pursuant to Nasdaq Listing Rules 5635(b) and 5635(d) to permit issuances of our Common Stock to the holders of the Convertible Notes and Warrant in excess of the Nasdaq 19.99% Cap.

Consequences of Not Approving this Proposal

If our stockholders do not approve this proposal, we will not be able to issue 20% or more of our outstanding shares of Common Stock to the Convertible Notes and Warrant holders in connection with the SPA. As a result, we may be unable to make some of the interest payments due to the holders of the Convertible Notes in shares of our Common Stock or issue sufficient shares upon conversion of the Convertible Notes or exercise of the Warrants, which will, in lieu of those shares, require that we pay substantial cash amounts to the Convertible Notes and Warrant holders.

Further Information

The information set forth in this Proposal 6 is qualified in its entirety by reference to the full text of the form of the SPA, the Warrant and the Convertible Notes attached as exhibits 10.1, 4.1 and 4.2, respectively, to our Current Reports on Form 8-K filed with the SEC on June 26, 2023, and October 27, 2023. Stockholders are urged to carefully read these documents.

Vote Required and Board’s Recommendation

Approval of the issuance of shares of Common Stock to the holder of the Convertible Notes and Warrant pursuant to Nasdaq Listing Rules 5635(b) and 5635(d) requires the affirmative vote of a majority of the shares entitled to vote on this proposal, present in person (including via live webcast) or represented by proxy at a meeting at which a quorum is present. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions will have the effect of a vote against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have the effect of a vote against this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK TO THE HOLDER OF THE CONVERTIBLE NOTES AND WARRANTS IN EXCESS OF 19.99% OF OUR OUTSTANDING COMMON STOCK PURSUANT TO NASDAQ LISTING RULES.

OTHER MATTERS

The Board of Directors does not currently know of any other matters to be presented at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is intended that the shares represented by proxies will be voted as recommended by the Board of Directors or, if no recommendation is given, in the discretion of the proxy holders using their best judgement.

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HOUSEHOLDING

The SEC has adopted a rule concerning the delivery of annual reports and proxy statements. It permits the Company, with your permission, to send a single copy of this Proxy Statement and our 2022 Annual Report to any household at which two or more of the Company’s stockholders reside. This rule is called “householding,” and its purpose is to help reduce printing and mailing costs of proxy materials. We do not “household” proxy materials to stockholders of record. However, some banks, brokers and other nominees may be participating in the practice of “householding.”

We will promptly deliver, upon oral or written request, a separate copy of this Proxy Statement and our 2022 Annual Report to any stockholders residing at an address to which only one copy of this Proxy Statement and our 2022 Annual Report was mailed. Requests for additional copies should be directed in writing to a stockholder’s broker, bank or other nominee holding shares of our Common Stock for such stockholder or to the attention of our Corporate Secretary at markh@phoenixmotorcars.com or in writing at1500 Lakeview Loop, Anaheim, CA 92807. In the future, stockholders wishing to receive separate copies of our proxy statements and annual reports in the future, and stockholders sharing an address that wish to receive a single copy of our proxy statement and annual report if they are receiving multiple copies of those documents, should contact their bank, broker, or other nominee record holder, or may contact our Corporate Secretary as described above.

STOCKHOLDER PROPOSALS FOR PRESENTATION

AT THE 2024 ANNUAL MEETING

Stockholder proposals intended to be considered for inclusion in next year’s proxy statement and form of proxy for presentation at the 2024 Annual Meeting of Stockholders must comply with Exchange Act Rule 14a-8. The deadline for submitting such proposals is September 7, 2024 unless the date of the 2024 Annual Meeting is more than 30 days before or after the one-year anniversary date of the Annual Meeting, in which case proposals must be submitted a reasonable time before we print our proxy materials for the 2024 Annual Meeting. The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement.

Stockholders wishing to submit proposals for the 2024 Annual Meeting outside the process of Exchange Act Rule 14a-8 or to nominate individuals to our Board of Directors must comply with the advance notice and other provisions of Article I, Section 4 of our By-Laws. To be timely, notice of the proposal must be received by the Secretary of the Company between August 8, 2024 and September 7, 2024 provided, however, that in the event the date of the 2024 Annual Meeting is advanced by more than 30 days before or delayed by more than 60 days after the anniversary date of our Annual Meeting, to be timely, notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to the 2024 Annual Meeting and not later than the close of business on the later of (i) the 90th day prior to the 2024 Annual Meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made.

Stockholder proposals should be addressed to Phoenix Motor Inc.,1500 Lakeview Loop, Anaheim, CA 92807. The specific requirements for submitting stockholder proposals are set forth in Article I, Section 4 of our By-Laws.

By Order of the Board of Directors,

/s/ Xiaofeng Denton Peng
Xiaofeng Denton Peng
Chairman of the Board & CEO

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, is available without charge upon written request to: Phoenix Motor Inc., Corporate Secretary, 1500 Lakeview Loop, Anaheim, CA 92807. You may also access this Annual Report, along with all our filings made electronically with the SEC, including on Forms 10-Q and 8-K, on our website at https://phoenixmotorcars.com under "Investor Relations - SEC Filings”.

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Appendix A

2023 AMENDMENT TO THE

PHOENIX MOTOR INC.

2021 OMNIBUS EQUITY INCENTIVE PLAN

The Phoenix Motor Inc. 2021 Omnibus Equity Incentive Plan is hereby amended as follows:

1. Capitalized terms used herein are as defined in the 2021 Plan.

2. Section 2.2 of the 2021 Plan is amended and restated in its entirety as follows:

Section 2.2          “Aggregate Number of Shares Available for Awards” shall mean 10% of the Company’s outstanding Shares on a fully diluted basis, plus 1,800,000 Shares.

3. Except for the specific Amendment, the 2021 Plan remains in force and unmodified.

4. This 2023 Amendment to the 2021 Omnibus Equity Incentive Plan was adopted by the Board of Directors, but shall become effective only if and as of the date on which it is ratified and approved by the Company's stockholders in accordance with Article 16 thereof.

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed effective as of _______, 2023.

PHOENIX MOTOR INC.,
A Delaware corporation

By:
Xiaofeng Denton Peng Chief Executive Officer

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VOTE ON INTERNET Go to http://www.vstocktransfer.com/proxy Click on Proxy Voter Login and log - on using the below control number. Voting will be open until 11:59 p.m. (Easern Time) December 10, 2023. CONTROL # VOTE BY EMAIL Mark, sign, date and scan your proxy card and email it to vote@vstocktransfer.com VOTE BY MAIL Mark, sign and date your proxy card and return it in the envelope we have provided. VOTE BY FAX Mark, sign and date your proxy card fax it to (646) 536 - 3179 VOTE IN PERSON If you would like to vote in person, please attend the Annual Meeting which will be held at 11 : 00 a . m . on December 11 , 2023 (local time), at the offices of the Company at 1500 Lakeview Loop, Anaheim, CA 92807 . * SPECIMEN * 1 MAIN STREET ANYWHERE PA 99999 - 9999 Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope. Annual Meeting of Stockholders Proxy Card - Phoenix Motor Inc. DETACH PROXY CARD HERE TO VOTE BY MAIL THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL DIRECTOR NOMINEES AND "FOR" PROPOSAL 2, 3 , 4 AND 5. 1. To elect to the Board of Directors the five directors to serve on our board of directors for a term of one year or until their successors are elected and qualified; WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below) INSTRUCTION TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEE'S NAME BELOW: 01 Xiaofeng Denton Peng 02 HoongKhoeng Cheong 03 John F. Perkowski 04 Steve E. Stivers 05 Sam Van 2. To ratify the appointment of Marcum Asia CPAs, LLP as our independent registered public accounting firm for the year ending December 31, 2023; FO R AGAINS T ABSTAIN 3. To consider and act upon a non - binding advisory resolution to approve the compensation of our named executive officers; and FOR AGAINST ABSTAIN 4. To adopt an amendment to the Company’s 2021 Omnibus Equity Incentive Plan to increase the total number of shares of Common Stock authorized for issuance under such plan by 1,800,000; FOR AGAINST ABSTAIN 5. To approve the potential issuance of shares of common stock to holders of the Convertible Notes and Warrants in excess of 19.99% of our outstanding common stock pursuant to the Nasdaq Listing Rules; FOR AGAINST ABSTAIN Note: To consider and transact such other business as may properly come before the meeting or any postponement or adjournment thereof. Date Signature Signature, if held jointly Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person. To change the address on your account, please check the box at right and indicate your new address. * SPECIMEN * AC:ACCT9999 90.00

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PHOENIX MOTOR INC. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 11, 2023 DETACH PROXY CARD HERE TO VOTE BY MAIL THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS PLEASE BE SURE TO SIGN REVERSE SIDE OR PROXY WILL NOT BE VALID TEST ISSUE REF 1999

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